UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

 CURRENT REPORT

 Pursuant to Section 13 or 15(d) of

 The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported)

January 17, 2012

ATC Ventures Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-68570	42-1523809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5929 Baker Road, Suite 400
Minnetonka, MN 55345
(Address of principal executive offices, including zip code)

(952) 215-3100
(Registrant’s telephone number, including area code)
  Cycle Country Accessories Corp.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  2.02  Results of Operations and Financial Condition.

On January 17, 2012, Cycle Country Accessories Corp. (the “Company”) announced its results of operations for its fiscal year and quarter ended September 30, 2011.  A copy of the Company’s press release is furnished herewith as Exhibit 99.1.

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 17, 2012, the Company received a notice from the American Stock Exchange (“Amex”) notifying it that because of its inability to timely file its Annual Report on Form 10-K for the year ended September 30, 2011 (the “Form 10-K”), it was not in compliance with Sections 134 and 1101 of the continued listing requirements of Amex.  A copy of the Amex letter is furnished herewith as Exhibit 99.2.  The Company has notified Amex that it plans to file its Form 10-K, along with the amended filings discussed below, by February 14, 2012.

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On January 17, 2012, the Company’s Audit Committee determined that its consolidated financial statements included in its Annual Report on Form 10-K for the year ended September 30, 2010 and its Quarterly Reports on Form 10-Q for the quarters ended December 31, 2010, March 31, 2011 and June 30, 2011 should not be relied upon as a result of an error relating to the Company’s accounting for certain equity compensation grants, which caused the Company to understate the number of shares that were to have been issued and outstanding, having the effect of inaccurately reporting the basic and fully-diluted earnings per share for those periods. On January 17, 2012, the Company issued a press release in which it disclosed that it would need to amend such previously-filed reports to correct the error and plans to make the amended filings by February 14, 2012.   The Company’s Audit Committee has discussed the matters disclosed in this filing with the Company’s outside auditors.

Item 5.03  Amendments to Articles of Incorporation or Bylaws

On January 17, 2012, the Company amended its Articles of Incorporation to change its name to ATC Ventures Group, Inc.  This amendment was previously disclosed in the Company’s definitive Information Statement on Schedule 14C, which was filed on November 18, 2011.

Item 9.01 Financial Statements and Exhibits.

 (d) Exhibits

Exhibit No.	Description
3.1 99.1 99.2	Amendment to Articles of Incorporation Press Release, dated January 17, 2012 Letter, dated January 17, 2012, from the American Stock Exchange

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYCLE COUNTRY ACCESSORIES CORP.

By:	/s/ Robert Davis
Robert Davis
Chief Executive Officer, Chief Operating Officer and Chief Financial Officer

Date: January 23, 2011